Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included or incorporated by reference in the Form 10-KSB, into the Company's previously filed Registration Statements, File Numbers 333-03512 and 333-24735.


                                            ARTHUR ANDERSEN LLP


                                               /s/ Arthur Andersen LLP
                                            -----------------------------------

Minneapolis, Minnesota,
   March 27, 1998